AMENDED AND RESTATED CREDIT AGREEMENT


          This Amended and Restated Credit Agreement (the "Agreement") is entered into as of December 17, 1996 among AST Research, Inc., a Delaware corporation (the "Company"), the several financial institutions from time to time party to this Agreement (collectively, the "Banks"; individually, a "Bank"), and Bank of America National Trust and Savings Association, as agent for the Banks (the "Agent").

          WHEREAS, the Company, the Banks, and the Agent are parties to a Credit Agreement dated as of December 20, 1995, as amended by a First Amendment thereto dated as of February 29, 1996 (as so amended, the "Prior Agreement");

          WHEREAS, the parties hereto desire to amend the Prior Agreement as set forth herein and to restate the Prior Agreement in its entirety to read as set forth in the Prior Agreement with the amendments specified below;

          NOW, THEREFORE, the parties hereto agree as follows:

          1.   Definitions; References.

               (a) Unless otherwise specifically defined herein, each term used herein which is defined in the Prior Agreement shall have the meaning assigned to such term in the Prior Agreement. The term "Notes" defined in the Prior Agreement shall include from and after the date hereof the Notes delivered under this Agreement.

               (b) Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Prior Agreement and in the other Loan Documents to the Prior Agreement shall from and after the date hereof refer to the Prior Agreement as amended and restated hereby.

          2.   Amendments to Prior Agreement.

               (a)  Amendments to Article I of the Prior Agreement.

                    (1) The definition of "Applicable Margin" is amended in its entirety to provide as follows:

                              "Applicable Margin" means:

                      (i)  with respect to Base Rate Loans, 0%; and

                     (ii)  with respect to Offshore Rate Loans .375%.

                    (2) The following definition of "Effective Date" is inserted:
                                   "Effective Date" has the meaning specified in
                    the Amended and Restated Credit Agreement dated as of December 17, 1996 among the parties hereto.

                    (3) The definition of "Revolving Termination Date" is amended in its entirety to provide as follows:

                                             "Revolving Termination Date" means
                         the earlier of:

                                   (a)  December 23, 1997;

                         (b)  364 days after the Effective Date; and

                                   (c)  the date on which the Commitments
                    otherwise terminate in accordance with the provisions of this Agreement.

                    (4) The definitions of "Solvent" and "Tangible Net Worth" are deleted."

               (b)  Amendments to Article II of the Prior Agreement.

                    (1) Section 2.06 is amended by inserting the phrase "on any Offshore Rate Loans (interest on any other type of loans being payable in accordance with Section 2.08)" after the word "interest".


                    (2) Section 2.09 is amended in its entirety to provide as follows:

                         2.09 Fees.     (a)  Arrangement, Agency Fees.  The
               Company shall pay an arrangement fee to the Arranger for the Arranger's own account, and shall pay an agency fee to the Agent for the Agent's own account, as required by the letter agreement ("Fee Letter") between the Company and the Arranger and Agent dated December 3, 1996.

                              (b) Commitment Fees. The Company shall pay to the Agent for the account of each Bank a commitment fee on the average daily unused portion of such Bank's Commitment, computed on a quarterly basis in arrears on the last Business Day of each calendar quarter based upon the daily utilization for that quarter as calculated by the Agent, equal to .100 percent per annum. Such commitment fee shall accrue from the Effective Date to the Revolving Termination Date and shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter commencing on March 31, 1997, to the Revolving Termination Date, with the final payment to be made on the Revolving Termination Date; provided that, in connection with any reduction or termination of Commitments under Section 2.05, the accrued commitment fee calculated for the period ending on such date shall also be paid on the date of such reduction or termination, with the following quarterly payment being calculated on the basis of the period from such reduction or termination date to such quarterly payment date.

               (c)  Amendments to Article V of the Prior Agreement.

                                   (1)  In Section 5.12(a), the phrase "5% of
                    the Company's Tangible Net Worth" is deleted and the phrase "$25,000,000 or more" is inserted in lieu thereof.

                                   (2)  The text in Section 5.15 is deleted and
                    the phrase "Intentionally Omitted" is inserted in lieu thereof.

               (d)  Amendments to Article VIII of the Prior Agreement.

                                   (1)  In Section 8.01(f), the phrase "ceases
                    or fails to be Solvent, or" is deleted.

                                   (2)  In Section 8.01(i), the phrase "10% of
                    Tangible Net Worth" is deleted and the phrase "$25,000,000" is inserted in lieu thereof.

               (e)  Amendments to Schedules to the Prior Credit Agreement.

                                        (1)  Schedule 2.01 is amended by
                         deleting said Schedule 2.01 in its entirety and by replacing same with the form of Schedule 2.01 attached hereto as Annex 1.

                                        (2)  Schedule 10.02 is amended by
                         deleting said Schedule 10.02 in its entirety and by replacing same with the form of Schedule 10.02 attached hereto as Annex 2.

          3. Representations and Warranties. The Company hereby represents and warrants to the Agent and the Banks as follows:

               (a) No Default or Event of Default has occurred and is continuing.

               (b) The execution, delivery and performance by the Company of this Agreement and the Prior Agreement as amended and restated by this Agreement have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Prior Agreement as amended and restated by this Agreement constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

               (c) All representations and warranties of the Company contained in the Prior Agreement are true and correct.

               (d) The Company is entering into this Agreement on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other Person.

          4.   Effective Date.

               (a) This Agreement will become effective as of December 24, 1996 (the "Effective Date"), provided that each of the following conditions precedent is satisfied on or before such date:

                    (1) The Agent has received from the Company and each of the Banks a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Agreement; and, if requested by any Bank, a Note substantially in the form of Exhibit H to the Prior Agreement.

                    (2) The Agent has received all fees and expenses accruing through December 23, 1996 and/or otherwise required to be paid by the Company in connection with the Agreement, other than such fees and expenses for which the Company has not received bills from the applicable Person or Persons.

                    (3) The Agent has received each of the following, in form and substance satisfactory to it and the Banks:

                         (i)  copies of the resolutions of the board of
directors of (A) the Company authorizing the transactions contemplated hereby and (B) the Guarantor authorizing the transactions contemplated by the Guarantor Acknowledgment and Consent executed by the Guarantor in the form attached hereto as Annex 3 (the "Consent"), each certified as of the Effective Date by the Secretary or an Assistant Secretary or other duly authorized officer of such Person;
                         (ii) a copy of each of the Articles of Incorporation and the Korean Commercial Registry extracts of the Guarantor certified by a Representative Director of the Guarantor; and

                         (iii)     a certificate of the Secretary or Assistant
Secretary or other duly authorized officer of each of the Company and the Guarantor, as appropriate, certifying (A) the names and true signatures of the officers of the Company and the Guarantor, respectively, authorized to execute, deliver and perform, as applicable, this Agreement, and all other Loan Documents to be delivered by it, respectively, hereunder, and (B) that the charter documents of the Company provided to the Banks at the time of the execution and delivery of the Prior Agreement are in full force and effect and are unchanged from the versions of such documents provided to the Banks at the time of the execution and delivery of the Prior Agreement.

                    (4) The Agent has received a duly executed copy of the Consent.

                    (5) The Agent has received copies of all consents (including, without limitation, the consent of Hanil Bank) required in connection with the execution of this Agreement and the Consent.

                    (6) The Agent has received all other documents it or any Bank may reasonably request relating to any matters relevant hereto, all in form and substance satisfactory to the Agent and the Banks.

               (b) From and after the Effective Date, the Prior Agreement is amended as set forth herein and is restated in its entirety to read as set forth in the Prior Agreement with the amendments specified herein. The Company represents and warrants that its obligations under the Prior Agreement and under the other Loan Documents are not subject to any defense, counterclaim, set-off, right of recoupment, abatement or other claim.

          5.   Miscellaneous.

               (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns.

               (b) This Agreement shall be governed by and construed in accordance with the law of the State of California.

               (c) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank, the Guarantor or the Company shall bind such Bank, the Guarantor or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

               (d) Reasonably promptly after the satisfaction of the conditions set forth in Section 4, the Agent will certify such satisfaction in writing to the Company and the Banks; provided, however, that for purposes of determining satisfaction of the conditions specified in Section 4, each Bank that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Agent to such Bank for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Bank.



          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in San Francisco, California by their proper and duly authorized officers as of the day and year first above written.


                              AST RESEARCH, INC.

                              By:    /s/ WON S. YANG
                              Title:   Senior Vice President, Acting Chief
Financial                             Officer

                              By:   /s/ MARK DE RAAD
                              Title:  Vice President, Finance and Treasurer


                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION,
                              as Agent

                              By:  /s/ KEVIN MCMAHON
                              Title:


                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION, as a Bank

                              By: /s/ KEVIN MCMAHON
                              Title:


                              ROYAL BANK OF CANADA

                              By:    /s/ J.D. FROST
                              Title:


                              BANQUE NATIONALE DE PARIS

                              By:  /s/ TJALLING TERPSTRA
                              Title:

                              By:   /s/ C. BETTLES
                              Title:


                              NATIONSBANK OF TEXAS, N.A.

                              By:     /s/ CATHERINE HUNTER
                              Title:


                              COMMERZBANK AKTIENGESELLSCHAFT,
                              LOS ANGELES BRANCH

                              By:     /s/ STEVEN LARSEN
                              Title:

                              By:    /s/ WOLTER MEHRING
                              Title:


                              THE FIRST NATIONAL BANK OF CHICAGO

                              By:    /s/ J.W. PARK
                              Title:


                              ABN AMRO BANK N.V.,
                              LOS ANGELES INTERNATIONAL
                              BRANCH

                                   By: ABN AMRO NORTH AMERICA, INC., as agent
                                   therefor

                              By:    /s/ KENNETH BOWMAN
                              Title:

                              By:    /s/ MATTHEW THOMSON
                              Title:


                              THE BANK OF NOVA SCOTIA

                              By:    /s/ WERNER TILLINGER
                              Title:


                              BANCA COMMERCIALE ITALIANA,
                              LOS ANGELES FOREIGN BRANCH

                              By:    /s/ RICHARD IWANICKI
                              Title:






                         SCHEDULE 2.01




COMMITMENTS
AND PRO RATA SHARES



                                                       Pro Rata
Bank                              Commitment            Share

Bank of America National
Trust and Savings
Association                       $ 40,000,000              20.000%

Royal Bank of Canada              $ 25,000,000              12.500%

Banque Nationale de Paris         $ 25,000,000              12.500%

NationsBank of Texas, N.A.        $ 25,000,000              12.500%

ABN AMRO Bank N.V.,
Los Angeles International Branch  $ 25,000,000              12.500%

The First National Bank
of Chicago                        $ 10,000,000              5.000%

Commerzbank Aktiengesellschaft,
Los Angeles Branch                $ 25,000,000              12.500%

Banca Commerciale Italiana,
Los Angeles Foreign Branch        $ 10,000,000              5.000%

The Bank of Nova Scotia           $ 15,000,000              7.500%

        TOTAL                     $200,000,000              100.000%



SCHEDULE 10.02



OFFSHORE AND DOMESTIC LENDING OFFICES,
ADDRESSES FOR NOTICES



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION,
  as Agent

ADDRESS FOR NOTICES:

Bank of America National Trust
and Savings Association
Agency Administration Services #5596
1455 Market Street, 13th Floor
San Francisco, California 94103
Attention:     Annie Cuenco
               Assistant Vice President
               Telephone: (415) 436-2775
               Facsimile: (415) 436-2700


AGENT'S PAYMENT OFFICE:

Bank of America National Trust
and Savings Association
Agency Management Services #5596
Attention:     Agency Management Services #5596
               1850 Gateway Boulevard
               Concord, California 94520
               For credit to account:  No. 12339-15104
               Ref:  AST Research


BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION,
  as a Bank

ADDRESS FOR NOTICES (OTHER THAN BORROWING NOTICES
AND NOTICES OF CONVERSION/CONTINUATION):

Bank of America NT&SA
555 California Street, 41st Floor
Corporate Banking, High Technology
Attention:     Kevin McMahon
               Telephone: (415) 622-8088
               Facsimile: (415) 622-4585/2514

ADDRESS FOR BORROWING NOTICES AND NOTICES OF CONVERSION/CONTINUATION):

Bank of America National Trust
and Savings Association
1850 Gateway Boulevard, Fourth Floor
Concord, California 94520



BANQUE NATIONALE DE PARIS

ADDRESS FOR NOTICES:

Banque Nationale de Paris
725 South Figueroa Street, Ste. 2090
Los Angeles, California 90017-5420
               Attention:  Tjalling Terpstra
               Telephone: (213) 488-9120
               Facsimile: (213) 488-9602

PAYMENT OFFICE:

Banque Nationale de Paris/Treasury
180 Montgomery Street
San Francisco, California 94104
Attention:     Don Hart
               Vice President
               Telephone: (415) 956-2511
               Facsimile: (415) 989-9041


ROYAL BANK OF CANADA

ADDRESS FOR NOTICES:

Royal Bank of Canada
600 Wilshire Blvd., Ste. 800
Los Angeles, California 90017
               Attention:  Michael Cole
               Telephone: (213) 955-5328
               Facsimile: (213) 955-5350

PAYMENT OFFICE:

Royal Bank of Canada
1 Financial Square, 23rd Floor
New York, New York 10005-3531
               Attention:  Helen John
               Telephone: (212) 428-6322
               Facsimile: (212) 428-2372


NATIONSBANK, N.A.

ADDRESS FOR NOTICES:

NationsBank, N.A.
901 Main Street
67th Floor
Dallas, Texas 75202
               Attention:  Lori Stone
               Telephone: (214) 508-9419
               Facsimile: (214) 508-0980


PAYMENT OFFICE:

NationsBank, N.A.
901 Main Street
Dallas, Texas 75202
               Attention:  Karin Puente
               Telephone: (214) 508-0519
               Facsimile: (214) 508-0944



ABN AMRO BANK N.V., LOS ANGELES INTERNATIONAL BRANCH

ADDRESS FOR NOTICES (OTHER THAN BORROWING NOTICES AND NOTICES OF
CONTINUATION/CONVERSION):

ABN AMRO Bank N.V., Los Angeles International Branch
300 South Grand Avenue, Suite 1115
Los Angeles, California 90071
               Attention:  Kenneth I. Bowman/John A. Miller
               Telephone:  (213) 687-2057/2072
               Facsimile:  (213) 687-2061

PAYMENT OFFICE AND ADDRESS FOR BORROWING NOTICES AND NOTICES OF
CONTINUATION/CONVERSION:

ABN AMRO Bank N.V., Los Angeles International Branch
300 South Grand Avenue, Suite 1115
Los Angeles, California 90071
               Attention:  Carol Yi
               Telephone:  (213) 687-2026
               Facsimile:  (213) 687-2085/2061


COMMERZBANK AKTIENGESELLSCHAFT, LOS ANGELES BRANCH

ADDRESS FOR NOTICES:

Commerzbank Aktiengesellschaft, Los Angeles Branch
660 Figueroa Stteet
Suite 1450
Los Angeles, CA  90017
               Attention:  Steve Larson
               Telephone No.:  (213) 623-8223
               Facsimile No.:  (213) 623-0039

Commerzbank Aktiengesellschaft, New York Branch
2 World Financial Center
New York, New York 10281-1050
               Attention:  Andreas Schwung
               Telephone:  (212) 266-7591
               Facsimile:  (212) 266-7530





PAYMENT OFFICE:

Commerzbank Aktiengesellschaft, Los Angeles Branch
660 Figueroa Stteet
Suite 1450
Los Angeles, CA  90017
               Attention:  Steve Larson


Commerzbank Aktiengesellschaft, New York Branch
2 World Financial Center
New York, New York 10281-1050
               Attention:  Andreas Schwung
               Telephone:  (212) 266-7591
               Facsimile:  (212) 266-7530


THE FIRST NATIONAL BANK OF CHICAGO

ADDRESS FOR NOTICES;

The First National Bank of Chicago
153 West 51st Street, 8th Floor
New York, New York 10019
               Attention:  J.W. Park
               Telephone:  (212) 373-1033
               Facsimile:  (212) 373-1458

PAYMENT OFFICE:

The First National Bank of Chicago
One First National Plaza
Chicago, Illinois 60670
               Attention:  Vic Perez
               Telephone:  (312) 732-5948
               Facsimile:  (312) 732-4840



THE BANK OF NOVA SCOTIA

ADDRESS FOR NOTICES:

The Bank of Nova Scotia
580 California Street
Suite 2100
San Francisco, CA 94119
               Attention:  Werner Tillinger
               Telephone:  (415) 986-1100
               Facsimile:  (415) 397-0791

PAYMENT OFFICE:

The Bank of Nova Scotia
600 Peachtree Street, Suite 2700
Atlanta, Georgia 30308
               Attention:  Michael Silveira
               Telephone:  (404) 877-1522
               Facsimile:  (404) 888-8998

BANCA COMMERCIALE ITALIANA:

ADDRESS FOR NOTICES:

Banca Commerciale Italiana,
Los Angeles Foreign Branch
555 South Flower Street
Suite 4300
Los Angeles, CA  90071
               Attention:  Richard Iwanicki
               Telephone:  (213) 624-0440
               Facsimile:  (213) 624-0457

PAYMENT OFFICE:

Banca Commerciale Italiana,
Los Angeles Foreign Branch
555 South Flower Street
Suite 4300
Los Angeles, CA  90071
               Attention:  Richard Iwanicki
               Telephone:  (213) 624-0440
               Facsimile:  (213) 624-0457


                                                          Annex 3

              GUARANTOR ACKNOWLEDGMENT AND CONSENT

     The undersigned, the guarantor with respect to AST Research, Inc.'s (the "Company") obligations to the Agent and the Banks under the Credit Agreement dated as of December 20, 1995 (as amended prior to the date hereof, the "Prior Agreement"), hereby (a) acknowledges and consents to the execution, delivery and performance by Company of the Amended and Restated Credit Agreement dated as of December 17, 1996, a copy of which is attached hereto (the "Agreement"), (b) reaffirms and agrees that the Guaranty and all other documents and agreements executed and delivered by the undersigned to the Agent and the Banks in connection with the Prior Agreement and the Agreement are in full force and effect, without defense, offset or counterclaim and, (c) reaffirms and agrees that all of the provisions of the Guaranty are applicable to, and enforceable by the Agent and all Banks party to the Agreement against, the undersigned.

     The undersigned hereby represents and warrants to the Agent and the Banks on the date hereof and as of the Effective Date as follows:

     (i) the execution, delivery and performance by the undersigned of the Guaranty and this Guarantor Acknowledgment and Consent have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval or, notice to or action by , any Person (including any Governmental Authority) in order to be effective and enforceable, except as have been previously obtained and delivered to the Agent and the Banks;

     (ii) the Guaranty and this Guarantor Acknowledgment and Consent constitute the legal, valid and binding obligations of the undersigned, enforceable against it, in accordance with their respective terms, without defense, counterclaim or offset;

     (iii) all representations and warranties of the undersigned contained in the Guaranty are true and correct; and

     (iv) the undersigned is entering into this Guarantor Acknowledgment and Consent on the basis of its own investigations, and for its own reasons, without reliance upon the Agent, the Banks or any other Person.

     (v) it has requested that the Agent and the Banks enter into the Agreement notwithstanding that the Company may be deemed to be insolvent under applicable law and that such insolvency may adversely affect its liability under the Guaranty.



     Capitalized terms used herein have the meanings specified in the Agreement.

                                   SAMSUNG ELECTRONICS CO., LTD

Dated:                   , 1996         By:    /s/ KWANG HO KIM
                                   Title:  Vice Chairman